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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2000

                               AVATEX CORPORATION

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE

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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          1-8549                                       25-1425889
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(COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

5910 N. CENTRAL EXPRESSWAY, SUITE #1780                   75206
          DALLAS, TEXAS
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                  214-365-7450
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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NY2:\898889\01\64935.0001
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Item 5. Other Events

          On April 5, 2000, Avatex Corporation announced that any proposals to be presented to its stockholders at Avatex's 2000 annual meeting of stockholders must be received by Avatex for inclusion in its proxy statement for the meeting by May 31, 2000.

          Reference is hereby made to the Press Release, dated April 5, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits


(c)       Exhibits

          99        Press Release dated April 5, 2000, issued by Avatex
                    Corporation.





                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AVATEX CORPORATION
                                      (Registrant)



                                      By: /s/ Robert H. Stone
                                          -----------------------
                                          Robert H. Stone
                                          Vice President, General
                                          Counsel and Secretary


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                                  EXHIBIT INDEX


      EXHIBIT NO.          DESCRIPTION                                 PAGE
      -----------          -----------                                 ----

          99        Press Release dated April 5, 2000, issued by Avatex
                    Corporation.



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